INCOME TAXES	12 Months Ended
Feb. 28, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES

During the fiscal years ended February 28, 2014, and February 28, 2013, MetaStat incurred net losses and, therefore, has no tax liability.

The difference between income taxes at the statutory federal income tax rate and income taxes reported in the statements of operations are attributable to the following:

	February 28, 2014	February 28, 2013
Income tax benefit at the federal statutory rate	34.00%	34.00%
Permanent differences	(3.62%)	(3.24)%
Increase in valuation allowance	(30.38%)	(30.76%)

Provision for income tax	0%	0%

As at February 28, 2014, and February 28, 2013, deferred tax assets (liabilities) consisted of the following:

	2014	2013
Net operating loss carryforwards	$2,830,058	$1,573,290
Stock-based compensation	904,278	246,238
	3,734,336	1,819.528
Depreciation	(10,273)	(10,273)
	3,724,063	1,809,255
Less: Valuation allowance	(3,724,063)	(1,809,255)
Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management determines whether it is more likely than not some, or all, of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the carryforward period as well as the period in which those temporary differences become deductible. Management considers the reversal of taxable temporary differences, projected taxable income and tax planning strategies in making this assessment. Based upon historical losses and the possibility of continued taxable losses over the periods that the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deferred tax assets and thus recorded a valuation allowance against the entire net deferred tax asset balance. The valuation allowance increased by $1,914,808 and $1,132,682 in the years ended February 28, 2014 and 2013, respectively.

At February 28, 2014, the cumulative federal and state net operating loss carry-forwards are $7,372,397 and $5,445,159, respectively and, and will expire between 2029 and 2034.

The Internal Revenue Code (“IRC”) limits the amount of net operating loss carryforwards that a company may use in a given year in the event of certain cumulative changes in ownership over a three-year period as described in Section 382 of the IRC. We have not performed a detailed analysis to determine whether an ownership change has occurred. Such a change of ownership could limit our utilization of the net operating losses, and could be triggered by subsequent sales of securities by the Company or its stockholders.

The Company records interest and penalties related to unrecognized tax benefits within income tax expense.  The Company had not accrued any interest or penalties related to unrecognized benefits.  No amounts were provided for unrecognized tax benefits attributable to uncertain tax positions as of February 28, 2014 and 2013. The Company is no longer subject to Federal income tax assessment for years before 2010.  However, since the Company has incurred net operating losses every year since inception, all of its income tax returns are subject to examination and adjustments by the Internal Revenue Service for at least three years following the year in which the tax attributes are utilized.